                                                                    EXHIBIT 10.2


                         REGISTRATION RIGHTS AGREEMENT


                 REGISTRATION RIGHTS AGREEMENT made and entered into as of this 20th day of December, 1994, by and between MICROCOM, INC., a Massachusetts corporation (the "Company"), and EXTENSION TECHNOLOGY CORP., a Delaware corporation ("ETC").

                 WHEREAS, concurrently with the execution of this Agreement, the Company, ETC and Extension Acquisition Corp., a Delaware corporation ("Acquisition Corp.") have consummated the merger and plan of reorganization set forth in that certain Agreement and Plan of Reorganization dated December 21, 1994 (the "Merger Agreement") among the Company, ETC and Acquisition Corp.

                 WHEREAS, concurrently with the execution of this Agreement, the Company has issued and delivered 115,000 shares (the "Shares") of its Common Stock, $.01 par value (the "Common Stock") to the Exchange Agent (as defined in the Merger Agreement) for the benefit of the Holders (as hereinafter defined) in accordance with the terms of the Merger Agreement;

                 WHEREAS, the Common Shares have been issued without registration under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, and the Company and ETC desire to provide hereunder for compliance therewith and for the possible registration of the Common Shares; and

                 WHEREAS, immediately upon execution of this Agreement, ETC will assign all of its rights hereunder to the Holders (as hereinafter defined).

                 NOW, THEREFORE, the parties hereto agree as follows:

                 1. Certain Other Definitions. As used in this Agreement the following terms have the following respective meanings:

                 "Commission" means the Securities and Exchange Commission or another Federal agency from time to time administering the Securities Act.

                 "Holders" or "Holder" means the stockholders of ETC listed on Exhibit A hereto who have received Registrable Shares from the Exchange Agent in accordance with the terms of the Merger Agreement and their registered assigns.

                 "Minimum Registrable Securities" shall mean at least 35,000 of the Common Shares, subject to the proviso set forth in paragraph 2 of
         Section 2.2.

                 "Opinion of Counsel" means an opinion of counsel reasonably acceptable to the Company experienced in Securities Act matters chosen by a Holder, which counsel may be counsel to such Holder.

                 "Person" means any unincorporated organization, association, corporation, individual, sole proprietorship, partnership, joint venture, trust institution, entity, party or government (including any instrumentality, division, agency, body or department thereof).

                 "Piggy-Back Shares" has the meaning set forth in Section 2.2.

                 The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                 "Registrable Securities" means Common Shares which previously have not been registered for sale or sold to the public.

                 "Securities Act" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                 2.       Registration Under Securities Act, etc.

                 2.1 Required Registration. If at any time during the twelve-month period beginning August 1, 1995 (the "One-Time Demand
Registration Period"), the Holders of at least the Minimum Registrable Securities so elect, the Holders of Registrable Securities shall have the right to request the Company to use its best efforts to effect the registration on Form S-3 of the applicable Registrable Securities (but in no event less than the Minimum Registrable Shares); provided, however, the Company shall not be required to use such best efforts (i) on more than one (1) occasion for all Registrable Securities pursuant to this Section 2.1 or (ii) if the Company shall so request, for a period not to exceed ninety (90) days immediately following the date a public offering of the Common Stock (pursuant to an effective registration statement under the Securities Act) is commenced; provided, further, if in the opinion of an independent investment banking firm such registration would, if not deferred, materially and adversely affect a proposed business or financial transaction of substantial importance to the Company's financial condition (a "Substantial Business Transaction"), the Company may defer such registration for a single period (specified in such notice) of not more than ninety (90) days. In the event that such registration is so deferred due to a registration of the Common Stock or due to a Substantial Business Transaction, the One Time Demand Registration Period shall not be extended. Such request by Holders of at least the Minimum Registrable Shares shall be in writing, shall specify the number of Registrable Shares to be registered and the jurisdictions in which such registration is desired and shall specify whether such Holders wish to immediately dispose of the Registrable Shares or wish to have the Company effect a "shelf" registration; provided, however, that the Company shall not be required to register the Registrable Shares in more than ten states pursuant to such registration or qualification (the "Demand Registration Jurisdictions"). In no event shall Holders be entitled to request a registration of less than the Minimum Registrable Securities.

                   Upon such request, the Company shall promptly (a) take such steps as are necessary or appropriate to prepare for a registration of Registrable Securities and (b) give written notice to all other Holders of Registrable Securities of a proposed registration by the Company under the Securities Act and under the securities or blue sky laws of the requested jurisdictions (subject to the limitations contained hereinabove), and permit such other Holders to include Registrable Securities in such registration and shall, as expeditiously as possible, in good faith, use its best efforts to effect any such registration of the aggregate number of Registrable Securities designated in such request and the Registrable Securities included in such registration pursuant to clause (b) above, all to the extent requisite to permit the disposition (in accordance with the intended methods thereof set forth in the request) by the prospective sellers of Registrable Securities to be registered, with notification to or approval of any governmental authority under any Federal or state law or any listing with any securities exchange, which may be required to permit the sale or disposition of any Registrable Securities which the Holders propose to make, and the Company will, to the extent that Registrable Shares remain unsold, keep effective and current such registration for a period from the date of effectiveness of such registration through the last day of the One-Time Demand Registration Period.

                 The one-time registration requested pursuant to this Section
2.1 shall not count as the one-time registration pursuant to this Section 2.1 until such registration statement shall have become effective; provided, however, that if the registration statement fails to become effective solely on account of Holders' actions or inactions, then the registration shall count as the one-time registration pursuant to this Section 2.1. If a registration statement shall become effective pursuant to a request under this Section 2.1 and less than all Registrable Securities included in such registration have been sold, such registration shall nonetheless count as the one-time registration pursuant to this Section 2.1 unless the failure to sell all such

Registrable Securities occurred principally as the result of the Company's actions or inactions.

                 Each Holder of Registrable Securities also agrees by acquisition of such Registrable Securities that upon receipt of any notice from that Company that: (i) the Company has received an opinion of counsel that the making of offers and sales pursuant to the registration would require the Company to make additional disclosure by amending or supplementing a prospectus included in the registration statement for the registration (other than information with respect to the Holders of Registrable Securities, the plan of distribution thereof or the sale thereof) and (ii) the Board of Directors of the Company has determined that making such disclosure would not be in the best interest of the Company's shareholders, the Company shall have the right to suspend sales under the registration. Upon receipt of any such notice, each Holder of Registrable Securities will forthwith discontinue such Holder's disposition of such Registrable Securities pursuant to the registration until the Company shall have provided notice that such Holder may resume such disposition (each such period of discontinuation of disposition, a "Black-Out Period"); provided that (i) there shall be no more than two such Black-Out Periods during the One-Time Demand Registration Period; (ii) no individual Black-Out Period shall be longer than 45 days; and (iii) no Black-Out Period shall be effective at any time when the Company is publicly selling shares of the Common Stock of the Company. The One-Time Demand Registration Period shall be extended by the length of each Black-Out Period occurring hereunder.

                 2.2 Incidental Registration. If the Company or any security holder of the Company other than a Holder proposes to register any securities of the Company under the Securities Act on any registration form (otherwise than for the registration of securities to be offered and sold by the Company pursuant to (a) an employee benefit plan, (b) a dividend or interest reinvestment plan, (c) other similar plans or (d) reclassifications of securities, mergers, consolidations and acquisitions of assets) permitting a secondary offering or distribution during the twenty-four month period beginning on the date of this Agreement (the "Piggy-Back Period"), not less than sixty (60) days prior to each such registration the Company shall give to each Holder written notice (the "Original Notice") of such proposal which shall describe in detail the proposed registration and distribution (including those jurisdictions where registration under the securities or blue sky laws is intended (the "Applicable Jurisdictions")) and, upon the written request of any Holder furnished within twenty (20) days after the date of the Original Notice, proceed to include in such registration such Registrable Securities ("Piggy-Back Shares") as have been requested by such Holder to be included in such registration. In the event that the Company receives requests to register more than 80,000 Piggy-Back Shares in a registration occurring prior to the one-time demand registration pursuant to Section 2.1, the Company shall promptly telecopy a written notice to Posternak, Blankstein & Lund, counsel to ETC, and the Holders of all remaining Registrable Shares shall be entitled, upon written request furnished within thirty (30) days after the date of the Original Notice to include in such registration such additional Registrable Securities as have been requested by such Holder to be included in such registration. The Company will in each instance use its best efforts to cause all such Piggy-Back Shares to be registered under the Securities Act under the securities or blue sky laws of the Applicable Jurisdictions, all to the extent necessary to permit the sale by a prospective seller of the securities so registered.

                 If the managing underwriter, who shall be selected by the Person who initiated such registration, advises the Company in writing that, in its opinion, the inclusion of the Piggy-Back Shares with the securities being registered by the Company and other prospective sellers would materially adversely affect the distribution of all such securities, then the Company (unless such registration was proposed by the Company, in which case the provisions of this paragraph shall be applied to all prospective sellers other than the Company, and the Company shall have priority in including in such registration the shares of Common Stock it proposes to sell) and each prospective seller may sell that proportion of the Registrable Securities to be sold in the proposed distribution which the number of shares of Registrable Securities proposed to be sold by such prospective seller bears to the aggregate number of shares of Common Stock and Registrable Securities proposed to be sold by all prospective sellers (including the Company, except as provided above) which in the opinion of such underwriter can be sold; provided, that if the effect of such reduction in the number of Registrable Securities to be sold in any registration occurring prior to the one-time demand registration pursuant to Section 2.1 is to cause to remain unregistered less than 35,000 Registrable Securities (the "Remaining Registrable Securities"), then the definition of Minimum Registrable Securities shall be amended to mean all (but not less than all) Remaining Registrable Securities.

                 Each Holder agrees to (a) the selection by the Company or such other security holder who proposed to register securities of the Company under the Securities Act of the underwriter to manage such registration and (b) execute an underwriting agreement with such underwriter that is in customary form.

                 Nothing in this Section 2.2 shall be deemed to require the Company to proceed with any registration of its securities after giving the notice as provided herein.

                 2.3 Registration Procedures. Whenever the Company is required by the provisions of Section 2.1 or 2.2 to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as is possible:

                          (a)     prepare and file with the Commission a
registration statement with respect to such securities and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and the prospectus current and to comply with the provisions of the Securities Act with respect to the sale of all securities covered by such registration statement whenever the seller of such securities shall desire to sell the same, but in no event longer than the One-Time Demand Registration Period; provided, however, the Company shall not have any obligation to file any amendment or supplement at its own expense;

                          (b)      furnish to each seller such numbers of
copies of preliminary prospectuses and prospectuses and each supplement or amendment thereto and such other documents as each seller may reasonably request in order to facilitate the sale or other disposition of the securities owned by such seller in conformity with (i) the requirements of the Securities Act and (ii) the seller's proposed method of distribution;

                          (c)     register or qualify the securities covered by
such registration statement under the securities or "blue sky" laws of the Demand Registration Jurisdictions or the Applicable Jurisdictions, as the case may be, and do such other reasonable acts and things as may be required of it to enable each seller to consummate the sale or other disposition in such jurisdictions of the securities owned by such seller; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or consent to a general and unlimited service of process in any such jurisdiction, or (ii) qualify as a dealer in securities;

                          (d)     furnish, at the request of any seller on the
date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, (A) an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the seller of such securities may reasonably request and are customarily included in such opinions and (B) letters, dated, respectively,

(1) the effective date of the registration statement and (2) the date such securities are delivered to the underwriters, if any, for sale pursuant to such registration, from a firm of independent certified public accountants of recognized national standing selected by the Company, addressed to the underwriters, if any, and to the sellers making such request, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as the seller of such securities may reasonably request and are customarily included in such letters;

                          (e)     otherwise use its best efforts to comply with
all applicable rules and regulations of the Commission, and make available to its security holders as soon as reasonably practicable, but not later than sixteen (16) months after the effective date of the registration statement, an earnings statement covering a period of at least twelve (12) months beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                          (f)     enter into and perform an underwriting
agreement with the managing underwriter, if any, selected as provided in
Section 2.1 or 2.2, containing customary (i) terms of offer and sale of the securities, payment provisions, underwriting discounts and commissions, and
(ii) representations, warranties, covenants, indemnities, terms and conditions;

                          (g)     notify each seller at any time when a
prospectus relating to the registration is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; except in the case of a noticed Black-Out Period, at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

                          (h)     keep each seller advised in writing as to the
initiation and progress of any registration under Section 2.1

                 2.4 Holdback Agreements. If any registration pursuant to Section 2.1 or 2.2 shall be in connection with an underwritten public offering, each Holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of Registrable Securities (other than as part of such underwritten public offering) within seven (7) days prior to the effective date of such registration statement or ninety (90) days after the effective date of such registration statement.

                 2.5 Allocation of Expenses. If the Company is required by the provisions of Section 2.1 or 2.2 to use its best efforts to effect the registration or qualification under the Securities Act or any state securities or "blue sky" laws of any Registrable Securities, the Company shall pay all expenses in connection therewith, including, without limitation, (a) all expenses incident to filing with the National Association of Securities Dealers, Inc. or any exchange on which the Company's Common Stock is then listed, (b) registration fees, (c) printing expenses, (d) fees and expenses of the Company's accountants and lawyers, (e) expenses of any special audits incident to or required by any such registration or qualification, (f) reasonable fees and expenses (not to exceed $7,000) of one independent counsel for the Holders, (g) premiums for insurance in such amount, if any, deemed appropriate by the managing underwriter and (h) expenses of complying with the securities or "blue sky" laws of any Demand Jurisdiction or Applicable Jurisdiction in connection with such registration or qualification; provided, however, the Company shall not be liable for (1) any discounts or commissions to any underwriter or sales agent attributable to Registrable Securities being sold;
(2) any transfer taxes incurred in respect of Registrable Securities being sold;
(3) except for 2.5 (f) above, the legal fees of any holder of Registrable Securities being sold; (4) the amounts described in Section 2.5(e) above applicable to Registrable Securities being registered if the registration is being made at the request of a Holder; or (5) the costs or expenses relating to any amendment or supplement as may be required by Section 2.3(a) above.

                 2.6 Indemnification. In connection with any registration or qualification of securities under Section 2.1 or 2.2, the Company agrees to indemnify the Holder and each underwriter involved in such registration or qualification, including each Person, if any, who controls such Holder or underwriter within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement, preliminary prospectus, prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by any such Holder or underwriter expressly for use therein. The Company and each officer, director and controlling Person of the Company, shall be indemnified by any Holder for all such losses, claims, damages, liabilities and expenses (including the costs of reasonable investigation) caused by any such untrue, or alleged untrue, statement or any such omission, or alleged omission, based upon information furnished in writing to the Company by any such Holder expressly for use in any such registration statement, preliminary prospectus, prospectus or notification or offering circular.

                 Promptly upon receipt by a party indemnified under this Section
2.6 of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section 2.6, such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure to so notify the indemnifying party shall not relieve it of any liability which it may have to any indemnified party under this Section 2.6 unless such failure shall materially adversely affect the defense of such action. In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless (i) the indemnifying party agrees to pay the same, (ii) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such Action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party). No indemnifying party shall be liable for any settlement entered into without its consent.

                 If the indemnification provided for in this Section 2.6 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, expenses or actions in respect thereof referred to herein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the sellers of Registrable Securities, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or actions as well as any other relevant equitable considerations, including the failure to give the notice required hereunder. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact relates to information supplied by the Company, on the one hand, or the sellers of Registrable Securities, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and all holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this
Section 2.6 were determined by pro rata allocation (even if all of the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or actions in respect thereof referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the contribution provisions of this Section 2.6, in no event shall the amount contributed by any seller of Registrable Securities exceed the aggregate gross offering proceeds received by such seller from the sale of such Registrable Securities to which such contribution claim relates. No Person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

                 Each Holder of Registrable Securities by acceptance thereof, agrees to the indemnification and contribution provisions of this Section 2.6.

                 2.7 Supplying Information. The Company and the Holder shall cooperate with each other in supplying such information as may be necessary for any of such parties to complete and file any information reporting forms presently or hereafter required by the Commission or any commissioner or other authority administering the blue sky or securities laws of any jurisdiction where Registrable Securities are proposed to be sold pursuant to Section 2.1 or 2.2.

                 2.8 Alternative Purchase by the Company.
Notwithstanding anything to the contrary contained above, the Company shall have the right, in lieu of filing a registration statement to register Registrable Securities under Section 2.1 (provided that the Holders desire to dispose of their Registrable Securities in the registration rather than effect a shelf registration) or 2.2, to instead purchase the Registrable Securities owned by the parties requesting registration, on the following basis:

                      (i) If the Company wishes to exercise this right, it shall so advise the parties requesting registration within 10 days after the request date;

                      (ii) The purchase price for the Registrable Securities shall be the average of the last reported sales price of Common Stock on the National Association of Securities Dealers, Inc. Automated Quotation System - National Market for each of the fifteen consecutive trading days ending with the last trading day prior to the date of a request to effect a registration under Section 2.1 or 2.2; and

                    (iii) The closing of such sale and purchase shall take place at the principal office of the Company on the fifth (5th) business day after the purchase price is determined as provided in clause (ii) above.

                 3. Form S-3 and Rule 144. The Company shall take such actions as may be reasonably required to maintain its status as a company permitted to file a registration statement on Form S-3 on behalf of the Holders. The Company shall take such action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                 4. Amendments and Waivers. This Agreement may be amended, and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent of the holders of a majority in interest of the Registrable

Securities then outstanding to such amendment, action or omission to act.

                 5. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities elects to be treated as the Holder for such purposes, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

                 6. Notices. Notices and other communications under this Agreement shall be in writing and shall be sent by registered mail, postage prepaid, addressed

                 (a) if to any Holder, at the address shown on the stock or transfer books of the Company unless such Holder has advised the Company in writing of a different address as to which notices shall be sent under this Agreement, with a copy to Donald H. Siegel, P.C., Posternak, Blankstein & Lund, 100 Charles River Place, Boston, Massachusetts 02114, and

                 (b) if to the Company, at 500 River Ridge Drive, Norwood, Massachusetts 02062 to the attention of Chief Financial Officer or to such other address as the Company shall have furnished to each Holder.

Any such notices of change in address of any Holder or the Company shall be given in accordance with this Section 6.

                 7. Termination. This Agreement shall terminate at such time as the Holders of Registrable Shares are furnished with an opinion of counsel (from counsel reasonably acceptable to such holders) that all Registrable Securities may be transferred without registration under the Securities Act and all legends on Registrable Shares may be removed.

                 8.       Miscellaneous.

                          (a)     Binding Effect.  This Agreement shall be
binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any Holder or Holders of Registrable Securities.

                          (b)     Entire Agreement.  This Agreement embodies the
entire agreement and understanding between the Company and the other parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

                          (c)     Governing Law.  This Agreement and all
questions relating to its validity, interpretation, performance and enforcement shall be construed in accordance with the law of The Commonwealth of Massachusetts.

                          (d)     Headings.  The headings in this Agreement are
for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                          (e)     Counterparts.  This Agreement may be executed
in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

                 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                            MICROCOM, INC.

                                            By:________________________________
                                               Name:  Peter J. Minihane
                                               Title: Executive Vice President

                                            EXTENSION TECHNOLOGY CORP.

                                            By:________________________________
                                               Name:
                                               Title: President